                                     Exhibit 10.1

                                                                     Exhibit 1-A


                                  September 18, 1997




Sovereign Bancorp, Inc.
1130 Berkshire Boulevard
Wyomissing, Pennsylvania  19610

Ladies and Gentlemen:


    Sovereign Bancorp, Inc. ("Sovereign") and ML Bancorp, Inc. ("ML") desire to enter into an agreement dated September 18, 1997 ("Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) ML will merge with and into Sovereign with Sovereign surviving the merger, and
(b) shareholders of ML will receive common stock of Sovereign in exchange for common stock of ML outstanding on the closing date (the foregoing, collectively, referred to herein as the "Merger").

    Sovereign has required, as a condition to its execution and delivery to ML of the Agreement, that the undersigned execute and deliver to Sovereign this Letter Agreement.

    In consideration of the foregoing, each of the undersigned hereby irrevocably:

         (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of ML called to vote for approval of the Agreement and the Merger so that all shares of common stock of ML then owned by the undersigned will be counted for the purpose of determining the presence of a quorum at such meetings and to vote or cause to be voted all such shares in favor of approval and adoption of the Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of ML);

         (b) Agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of ML, to approve or adopt the Agreement;

         (c) Agrees to use reasonable best efforts to cause the Merger to be consummated;

         (d) Agrees not to offer, sell, transfer or otherwise dispose of any shares of common stock of Sovereign received in the Merger, except (i) at such time as a registration statement under the Securities Act of 1933, as amended ("Securities Act") covering sales of such Sovereign common stock is effective and a prospectus

Sovereign Bancorp, Inc.
September 18, 1997
Page 2

is made available under the Securities Act, (ii) within the limits, and in accordance with the applicable provisions of, Rule 145(d) under the Securities Act, or (iii) in a transaction which, in the opinion of counsel satisfactory to Sovereign or as described in a "no-action" or interpretive letter from the staff of the Securities and Exchange Commission ("SEC"), is not required to be registered under the Securities Act; and acknowledges and agrees that Sovereign is under no obligation to register the sale, transfer or other disposition of Sovereign common stock by the undersigned or on behalf of the undersigned, or to take any other action necessary to make an exemption from registration available;

         (e) Notwithstanding the foregoing, agrees not to sell, or in any other way reduce the risk of the undersigned relative to, any shares of common stock of ML or of common stock of Sovereign, during the period commencing thirty days prior to the effective date of the Merger and ending on the date on which financial results covering at least thirty days of post-Merger combined operations of Sovereign and ML have been published within the meaning of
Section 201.01 of the SEC's Codification of Financial Reporting Policies, provided, however, that excluded from the foregoing undertaking shall be such sales, pledges, transfers or other dispositions of shares of ML common stock or shares of Sovereign common stock which, in Sovereign's sole judgment, are individually and in the aggregate de minimis within the meaning of Topic 2-E of the Staff Accounting Bulletin Series of the SEC;

         (f) Agrees that neither ML nor Sovereign shall be bound by any attempted sale of any shares of ML common stock or Sovereign common stock, respectively, and ML's and Sovereign's transfer agents shall be given appropriate stop transfer orders and shall not be required to register any such attempted sale, unless the sale has been effected in compliance with the terms of this Letter Agreement; and further agrees that the certificate representing shares of Sovereign common stock owned by the undersigned may be endorsed with a restrictive legend consistent with the terms of this Letter Agreement;

         (g)  Acknowledges and agrees that the provisions of subparagraphs (d),
(e) and (f) hereof also apply to shares of Sovereign common stock and ML common stock owned by (i) his or her spouse, (ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, any

Sovereign Bancorp, Inc.
September 18, 1997
Page 3



affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest;

         (h) Represents that the undersigned has no plan or intention to sell, exchange, or otherwise dispose of any shares of common stock of Sovereign prior to expiration of the time period referred to in subparagraph (e) hereof; and

         (i) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.

                              _________________________

    It is understood and agreed that the provisions of subparagraphs (a), (b) and (c) of this Letter Agreement relate solely to the capacity of the undersigned as a shareholder or other beneficial owner of shares of ML common stock and is not in any way intended to affect the exercise by the undersigned of the undersigned's responsibilities as a director or officer of ML. It is further understood and agreed that such subparagraphs of this Letter Agreement are not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of ML common stock held by the undersigned as of the date hereof.

                              _________________________

    This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

                              _________________________

    This Letter Agreement shall terminate concurrently with any termination of the Agreement in accordance with its terms.



                              _________________________

Sovereign Bancorp, Inc.
September 18, 1997
Page 4


    The undersigned intend to be legally bound hereby.


                             Sincerely,

                             /s/ John R. Eppinger
                             --------------------
                             John R. Eppinger

                             /s/ Owen O. Freeman
                             ---------------------
                             Owen O. Freeman


                             /s/ David B. Hastings
                             ---------------------
                             David B. Hastings


                             /s/ John J. Leahy
                             ------------------
                             John J. Leahy


                             /s/ Henry M. Luedecke
                             ---------------------
                             Henry M. Luedecke


                             /s/ Dennis S. Marlo
                             -------------------
                             Dennis S. Marlo


                             /s/ Joseph M. Blaston
                             ---------------------
                             Joseph M. Blaston


                             /s/ Robert M. Campbell, Jr.
                             ---------------------------
                             Robert M. Campbell, Jr.


                             /s/ Brian M. Hartline
                             ---------------------
                             Brian M. Hartline


                             /s/ Allan Woolford
                             -------------------
                             Allan Woolford